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                                                                    EXHIBIT 99.2

                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

IN RE:                                 (S)        Chapter 11
                                       (S)
PRATT CASINO CORPORATION               (S)        Jointly Administered
PRT FUNDING CORP.                      (S)        Under Case No. 99-1204
NEW JERSEY MANAGEMENT, INC.            (S)
                                       (S)
     Debtors.                          (S)

                DEBTORS- "PLAN SUPPLEMENT" IN CONJUNCTION WITH
          DEBTORS' SECOND AMENDED JOINT PLAN OF REORGANIZATION DATED
                         AUGUST 16, 1999, AS MODIFIED
                         ----------------------------

     Pratt Casino Corporation ("PCC"), PRT Funding Corp. ("PRT"), and New Jersey Management, Inc. ("NJMI") (collectively, the "Debtors"), hereby file this Plan Supplement (hereinafter so called) in Conjunction with the Debtors' Second Amended Joint Plan of Reorganization Dated August 16, 1999, as Modified ("Plan"),/1/ and would show the Court as follows:


     1. The Debtors began solicitation of the Plan on September 1, 1999, pursuant to that certain Restated Order (i) Approving Disclosure Statement; (ii) Setting Date for Confirmation Hearing and Fixing Deadlines for Voting on and Objecting to the Plan; and (iii) Establishing and Approving Procedures Relating to the Solicitation of Acceptances and Rejections of the Plan ("Disclosure Statement Order") signed on August 26, 1999.

     2.   The Plan provides, at Section 1.95, for a "Plan Supplement" to be
                                ------------
filed by the Debtors with the Court at least fifteen (15) days prior to the date on which the Confirmation Hearing shall first commence. Such Plan Supplement is to consist of documents, including: the

____________________

     /1/ Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Plan.

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forms of the Amended By-Laws and Amended Certificate of Incorporation for the
Reorganized PCC; the certificate of formation and limited liability company agreement of Newco; the Liquidating Trust Agreement; the Notice of Effective Date referenced in Section 6.15 of the Plan; the documents identified in
                   ------------
Section XI.B., D., and E. of the Disclosure Statement (that is, documents
------------   -       -
identifying the officers, directors, and/or managers of Reorganized PCC and Newco after the Effective Date, and the Liquidating Trustee); and such other documents as may be necessary or advisable to effectuate the Plan. The documents that constitute the Plan Supplement are attached hereto at Exhibits A-D, and consist specifically of the following:

     Exhibit A -    The form of Certificate of Amendment of Certificate of
                    Incorporation of the Reorganized PCC (it has been determined that no Amended By-Laws will be necessary).

     Exhibit B -    The Certificate of Formation and Limited Liability Company
                    Agreement of Greate Bay Holdings, LLC (that is, "Newco").

     Exhibit C -    The proposed form of Notice of Effective Date referenced in
                    Section 6.15 of the Plan.
                    ------------

     Exhibit D -    Document identifying (i) the names of the members of the
                    board of directors and the new officers of the Reorganized
                    PCC that will serve on and after the Effective Date
                    (disclosing identity of any insider that will be employed or retained by the Reorganized PCC, and the nature of any compensation for such insider); (ii) the name of the manager of Newco that will serve on and after the Effective Date;
                    and (iii) the Disbursing Agent.

     3. Note that no form of Liquidating Trust Agreement is included in the Plan Supplement, nor is any Liquidating Trustee identified, since, as a result of regulatory developments before the New Jersey Casino Control Commission, the Debtors no longer intend to create a Liquidating Trust in conjunction with the Plan, but rather the Debtors intend to

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transfer the Claims Against the Sands into Newco, subject to anticipated regulatory approval prior to the Effective Date.

     4.   In accordance with Section 1.95 of the Plan, the Plan Supplement shall
                             ------------
for all purposes be deemed incorporated into and become a part of the Plan as if fully set forth therein.

     5.   The Debtors reserve the right to supplement or amend this Plan
Supplement.

     Respectfully submitted this the   16    day of September, 1999.
                                     -------

                                        KLEHR, HARRISON, HARVEY, BRANZBURG &
                                        ELLERS LLP


                                        By:  /s/ Steven K. Kortanek
                                             -----------------------------------
                                             Steven K. Kortanek (3106)
                                             919 Market Street, Suite 1000
                                             Wilmington, Delaware 19801-3062
                                             Telephone: (302) 426-1189

                                                       -and-

                                        HAYNES AND BOONE, L.L.P.
                                        Robert D. Albergotti
                                        Texas State Bar No. 00969800
                                        Stacey Jernigan
                                        Texas State Bar No. 10652200
                                        901 Main Street, Suite 3100
                                        Dallas, Texas 75202-3789
                                        Telephone: (214) 651-5000

                CO-COUNSEL TO DEBTORS AND DEBTORS-IN-POSSESSION

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